(LOGO GRAPHIC OMITTED)

        FIRST INVESTORS


        TAX-EXEMPT
        MONEY MARKET FUND











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        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy
        or adequacy of this prospectus. Any representation to the
        contrary is a criminal offense.
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        THE DATE OF THIS
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                             P R O S P E C T U S
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                                                                  Is May 1, 2003

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                           [INTENTIONALLY LEFT BLANK]

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CONTENTS
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OVERVIEW OF THE FUND

What is the Tax-Exempt Money Market Fund?................................... 4
     Objective.............................................................. 4
     Principal Investment Strategies........................................ 4
     Principal Risks........................................................ 4
Who should consider buying the Tax-Exempt Money Market Fund?................ 5
How has the Tax-Exempt Money Market Fund performed?......................... 6
What are the fees and expenses of the Tax-Exempt Money Market Fund?......... 7

THE FUND IN DETAIL

What are the Tax-Exempt Money Market Fund's
objective, principal investment strategies and principal risks?............. 9
Who manages the Tax-Exempt Money Market Fund?.............................. 10

BUYING AND SELLING SHARES

How and when does the Fund price its shares?............................... 11
How do I buy shares?....................................................... 11
Which class of shares is best for me?...................................... 12
How do I sell shares?...................................................... 13
Can I exchange my shares for the shares of other First Investors Funds?.... 14

ACCOUNT POLICIES

What about dividends and capital gain distributions?....................... 15
What about taxes?.......................................................... 15
How do I obtain a complete explanation of all account privileges and policies?................................................................ 16

FINANCIAL HIGHLIGHTS ...................................................... 17

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OVERVIEW OF THE FUND
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WHAT IS THE TAX-EXEMPT MONEY MARKET FUND?

Objective:

The Fund seeks to earn a high rate of current income that is exempt from federal income tax, including the Alternative Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high-quality, short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. The Fund attempts to limit its investments to instruments which pay interest that is exempt from federal income tax, including the AMT. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar-weighted average maturity of the entire portfolio, and diversification requirements.

Principal Risks:

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all similar money market funds:

|X| The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments or a credit downgrade of one of the Fund's investments.

|X| The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

|X|  The Fund's yield will decline as interest rates decline.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE TAX-EXEMPT MONEY MARKET FUND?

The Tax-Exempt Money Market Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile, but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

|X| Are seeking income that is exempt from federal income tax, including the AMT, and

|X| Are seeking a conservative investment that provides a high degree of credit quality.

The Tax-Exempt Money Market Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

You should keep in mind that the Fund is not a complete investment program. For most investors, a complete program should include stock, bond and money market funds. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program could result in a loss.

HOW HAS THE TAX-EXEMPT MONEY MARKET FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.

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                          TAX-EXEMPT MONEY MARKET FUND
                          (BAR CHART GRAPHIC OMITTED)


1.85%   2.24%   3.24%   2.85%   3.00%   2.77%   2.61%   3.43%   2.17%   0.81%
1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 0.91% (FOR THE QUARTER ENDED DECEMBER 31, 2000), AND THE LOWEST QUARTERLY RETURN WAS 0.17% (FOR THE QUARTER ENDED DECEMBER 31, 2002).
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                                       6

The following table shows the average annual total returns for Class A shares and Class B shares. The returns are based upon the assumption that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

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                                                                  Class B Shares
                                                                     (Life of
                       1 Year          5 Years         10 Years       Class*)
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Class A Shares          0.81%           2.35%            2.49%          N/A
--------------------------------------------------------------------------------
Class B Shares         (3.88)%          1.18%             N/A          1.81%
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*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95.


WHAT ARE THE FEES AND EXPENSES OF THE TAX-EXEMPT MONEY MARKET FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


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Shareholder fees
(fees paid directly from your investment)      Class A Shares   Class B Shares*
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                              None              None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                          None              4.00%**
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*CLASS B SHARES CAN ONLY BE ACQUIRED THROUGH AN EXCHANGE FROM CLASS B SHARES OF
ANOTHER FIRST INVESTORS FUND. WHILE AN EXCHANGE WILL BE PROCESSED AT THE RELATIVE NAVS OF THE SHARES INVOLVED, ANY CDSC ON THE SHARES BEING EXCHANGED WILL CARRY OVER TO THE NEW SHARES.

** THE CDSC IS 4.00% IN THE FIRST YEAR AND DECLINES TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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                                                 Total
                         Distribution            Annual
                          and Service            Fund
              Management   (12b-1)     Other   Operating    Expense       Net
               Fees         Fees     Expenses  Expenses   Assumptions  Expenses
                                       (1)        (2)         (1)         (2)
--------------------------------------------------------------------------------
Class A Shares   0.50%      0.00%     0.42%      0.92%       0.12%       0.80%
--------------------------------------------------------------------------------
Class B Shares   0.50%      0.75%     0.42%      1.67%       0.12%       1.55%
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(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER ASSUMED OTHER
EXPENSES IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND' BOARD OF DIRECTORS/TRUSTEE'S ("BOARD") TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


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                           One Year       Three Years    Five Years    Ten Years
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If you redeem your shares:
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Class A shares                $82            $281           $498       $1,120
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Class B shares               $558            $815         $1,096       $1,766*
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If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                $82            $281           $498       $1,120
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Class B shares               $158            $515           $896       $1,766*
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*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

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THE FUND IN DETAIL
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WHAT ARE THE TAX-EXEMPT MONEY MARKET FUND'S OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income that is exempt from Federal income tax, including the AMT, consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high-quality, short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax, including the federal AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The issuer pays a fixed or variable rate of interest and must repay the amount borrowed (the "principal") at maturity.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or, if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests significantly in variable rate demand notes and bonds. These investments may have maturities of more than 397 days, but have demand features, which allow the holder to demand payment of principal, plus accrued interest within a period of 397 days or less. The demand features have the effect of reducing the maturities of the instruments and qualifying them as eligible investments for the Fund. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the Fund's income when interest rates fall.

The Fund also buys investments backed by credit enhancements, such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the Fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. A risk of investing in investments backed by a letter of credit is that the company issuing the letter of credit will not be able to fulfill its obligations to the Fund.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund may consider, among other things, the issuer's cash flow generating capabilities, the issuer's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 per share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Tax-Exempt Money Market Fund:

Credit Risk:

The value of a debt instrument will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share. The amount of information about the financial condition of issuers of tax exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

WHO MANAGES THE TAX-EXEMPT MONEY MARKET FUND?

First Investors Management Company, Inc. ("FIMCO" or the "Adviser") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of December 31, 2002, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.2 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended December 31, 2002, FIMCO received advisory fees, net of waiver (if any), of 0.50% of the Fund's average daily net assets.

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BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

The Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent payments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with small monthly payments. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices prior to the close of our business, which generally occurs at 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next Business Day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures.

Class A shares are available through direct investment or an exchange from the Class A shares of another First Investors Fund. Class A shares are sold at NAV without any initial or deferred sales charge.

Class B shares are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any contingent deferred sales charge on the shares being exchanged will carry over to the new shares.

The following table describes the contingent deferred sales charge ("CDSC") for Class B shares. As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups.

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                                  CLASS B SHARES*

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                          CDSC as a percentage of Purchase Price
Year of Redemption                                or NAV at Redemption
--------------------------------------------------------------------------------
Within the 1st or 2nd year                                 4%
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Within the 3rd or 4th year                                 3
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In the 5th year                                            2
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In the 6th year                                            1
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Within the 7th year and 8th year                           0
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* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF
DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC.

The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% for its Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees.

These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved and the background of the shareholder or dealer involved. It is not intended to provide a vehicle for short-term market timing.

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ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Fund will declare daily, and pay monthly, dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Fund does not expect to realize any long-term capital gains. The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed taxable income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and distributions in additional Fund shares to you in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.

A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

For individual shareholders, income dividends paid by the Fund should generally be exempt from federal income taxes, including the federal AMT. However, the Fund reserves the right to buy securities that may produce taxable income to shareholders.

Distributions by the Fund of interest income from taxable obligations (if any) and short-term capital gains (if any) are taxable to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. You are responsible for any tax liabilities generated by your transactions. If the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
PER SHARE DATA

            NET ASSET   INCOME FROM                               LESS DISTRIBUTIONS
            VALUE AT    INVESTMENT OPERATIONS                     FROM
            BEGINNING
            OF PERIOD   Net         Net Realized     Total from   Net          Net Realized   Total
                        Investment  and              Investment   Investment   Gain           Distributions
                        Income      Unrealized       Operations   Income
                                    Gain (Loss)
                                    on Investments
CLASS A

1998          $1.00      $.027        $ __            $.027        $.027       $ __             $.027
1999           1.00       .026          __             .026         .026         __              .026
2000           1.00       .034          __             .034         .034         __              .034
2001           1.00       .022          __             .022         .022         __              .022
2002           1.00       .008          __             .008         .008         __              .008

CLASS B

1998           1.00       .018          __             .018         .018         __              .018
1999           1.00       .018          __             .018         .018         __              .018
2000           1.00       .026          __             .026         .026         __              .026
2001           1.00       .014          __             .014         .014         __              .014
2002           1.00       .001          __             .001         .001         __              .001
-----------------------------------------------------------------------------------------------------------

**  CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------------------------------------------------------------------------------------

              TOTAL        RATIOS/SUPPLEMENTAL DATA
              RETURN

 NET          TOTAL        NET        RATIO TO AVERAGE      RATIO TO AVERAGE       PORTFOLIO
 ASSET        RETURN**     ASSETS     NET ASSETS++          NET ASSETS             TURNOVER
 VALUE AT     (%)          AT                               BEFORE EXPENSES        RATE (%)
 END OF                    END OF     Expenses  Net         WAIVED OR ASSUMED
 PERIOD                    PERIOD     (%)       Investment
                           (IN                  Income (%)  Expenses  Net
                           THOU-                            (%)       Investment
                           SANDS)                                     Income (%)
CLASS A

   $1.00       2.77      $16,310       .80        2.73      1.19       2.34           N/A
    1.00       2.61       16,478       .80        2.58      1.20       2.18           N/A
    1.00       3.43       17,553       .80        3.38      1.09       3.09           N/A
    1.00       2.17       20,185       .80        2.10      0.88       2.02           N/A
    1.00       0.81       18,409       .80        0.81      0.92       0.69           N/A

CLASS B

    1.00       1.78            1      1.55        1.98      1.94       1.59           N/A
    1.00       1.82            1      1.55        1.83      1.95       1.43           N/A
    1.00       2.66          140      1.55        2.63      1.84       2.34           N/A
    1.00       1.41           30      1.55        1.35      1.63       1.27           N/A
    1.00       0.12           64      1.48        0.13      1.60       0.01           N/A
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

(LOGO GRAPHIC OMMITTED)

        FIRST INVESTORS


TAX-EXEMPT MONEY MARKET FUND

For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

These Reports include the holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of Reports, the SAI and the Shareholder Manual, or to request other information, contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including reports, the Shareholder Manual and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO:  811-3690)